                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 20, 2001


                                KITTY HAWK, INC.
               (Exact name of registrant as specified in charter)


            Delaware                             0-25202                              75-2564006
(State or other jurisdiction of          (Commission File Number)           (IRS Employer Identification
         incorporation)                                                                   No.)

       1515 West 20th Street
          P.O. Box 612787
         Dallas/Fort Worth
    International Airport, Texas                                                         75261
       (Address of principal                                                           (Zip Code)
         executive offices)

       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     Kitty Hawk, Inc. (the "Company") is filing herewith the Monthly Operating Reports of the Company, Kitty Hawk Charters, Inc., Kitty Hawk International, Inc., O.K. Turbines, Inc., Longhorn Solutions, Inc., Aircraft Leasing, Inc., American International Travel, Inc. and Flight One Logistics, Inc., each for the period ended January 31, 2001, that the Company filed with the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division on February 20, 2001 and is filing herewith the Amended Monthly Operating Reports of Kitty Hawk Aircargo, Inc. and Kitty Hawk Cargo, Inc. each for the period ended January 31, 2001, in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case No. 400-42069-BJH and Case Nos. 400-42141 through Case Nos. 400-42149, jointly administered under Case No. 400-42141-BJH.

     THE MONTHLY OPERATING REPORTS FILED HEREWITH CONTAIN UNAUDITED FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITE-DOWNS OF ASSET VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE COMPANY'S STOCKHOLDERS' EQUITY.

ITEM 7. EXHIBITS.

(c)     Exhibits

        99.1   Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended January 31, 2001(1)

        99.2   Amended Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the Period Ended
               January 31, 2001(1)

        99.3   Monthly Operating Report for Kitty Hawk Charters, Inc. for the Period Ended January 31,
               2001(1)

        99.4   Monthly Operating Report for Kitty Hawk International, Inc. for the Period Ended January
               31, 2001(1)

        99.5   Amended Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period Ended
               January 31, 2001(1)

        99.6   Monthly Operating Report for O.K. Turbines, Inc. for the Period Ended January 31, 2001(1)

        99.7   Monthly Operating Report for Longhorn Solutions, Inc. for the Period Ended January 31,
               2001(1)

        99.8   Monthly Operating Report for Aircraft Leasing, Inc. for the Period Ended January 31, 2001(1)

        99.9   Monthly Operating Report for American International Travel, Inc. for the Period Ended
               January 31, 2001(1)

        99.10  Monthly Operating Report for Flight One Logistics, Inc. for the Period Ended January 31,
               2001(1)


-----------------------

(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       KITTY HAWK, INC.

Date: April 12, 2001

                                       By:    /s/ Tilmon J. Reeves
                                           -----------------------------
                                       Name:  Tilmon J. Reeves
                                       Title: Chairman of the Board and
                                              Chief Executive Officer

                                 EXHIBIT INDEX

    Exhibit
    Number     Description
    -------    -----------

     99.1      Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended January
               31, 2001

     99.2      Amended Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the
               Period Ended January 31, 2001

     99.3      Monthly Operating Report for Kitty Hawk Charters Inc. for the Period Ended
               January 31, 2001

     99.4      Monthly Operating Report for Kitty Hawk International Inc. for the Period
               Ended January 31, 2001

     99.5      Amended Monthly Operating Report for Kitty Hawk Cargo, Inc. for the
               Period Ended January 31, 2001

     99.6      Monthly Operating Report for OK Turbines, Inc. for the Period Ended January
               31, 2001

     99.7      Monthly Operating Report for Longhorn Solutions, Inc. for the Period Ended
               January 31, 2001

     99.8      Monthly Operating Report for Aircraft Leasing, Inc. for the Period Ended
               January 31, 2001

     99.9      Monthly Operating Report for American International Travel, Inc. for the
               Period Ended January 31, 2001

     99.10     Monthly Operating Report for Flight One Logistics, Inc. for the Period
               Ended January 31, 2001
